UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 12, 2014

TOYOTA MOTOR CREDIT CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California	90501

(Address of Principal Executive Offices)	(Zip Code)

(310) 468-1310

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 12, 2014, Toyota Motor Credit Corporation (“TMCC”) renewed its Euro Medium Term Note Programme (the “EMTN Program”).  TMCC’s affiliates, Toyota Motor Finance (Netherlands) B.V. (“TMF”), Toyota Credit Canada Inc. (“TCCI”) and Toyota Finance Australia Limited (“TFA” and, together with TMCC, TMF and TCCI, the “Issuers”) are also issuers under the EMTN Program.  Under the EMTN Program, the Issuers may issue unsecured notes (“Notes”) with such terms, including currency, interest rate and maturity, as agreed by the relevant Issuer and the purchasers of such Notes at the time of sale.  The EMTN Program was renewed for a period of one year.  The aggregate principal amount of Notes authorized under the EMTN Program to be outstanding from time to time is €50 billion.  The authorized amount is shared among all Issuers.

Notes are issued pursuant to the terms of the Amended and Restated Agency Agreement, dated September 12, 2014, by and among TMCC, TMF, TCCI, TFA and The Bank of New York Mellon (the “Agency Agreement”).  The Agency Agreement contains customary terms and conditions.  A copy of the Agency Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Under the EMTN Program, TMCC may issue Notes in bearer form or in registered form. Under the Agency Agreement, Notes in registered form may be issued subject to the terms of the Amended and Restated Note Agency Agreement, dated September 12, 2014, by and among TMCC, The Bank of New York Mellon (Luxembourg) S.A. and The Bank of New York Mellon, acting through its London branch (the “Note Agency Agreement”).  The Note Agency Agreement contains customary terms and conditions.  A copy of the Note Agency Agreement is filed as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference.

Notes issued under the EMTN Program by TMCC pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), are not registered under the Act, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements under the Act.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the descriptions of the EMTN Program, the Agency Agreement and the Note Agency Agreement in Item 1.01 above.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1
Amended and Restated Agency Agreement, dated September 12, 2014, among Toyota Motor Credit Corporation, Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and The Bank of New York Mellon

4.2
Amended and Restated Note Agency Agreement, dated September 12, 2014, among Toyota Motor Credit Corporation, The Bank of New York Mellon (Luxembourg) S.A. and The Bank of New York Mellon, acting through its London branch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: September 16, 2014	By:	/s/ Christopher Ballinger
Christopher Ballinger Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amended and Restated Agency Agreement, dated September 12, 2014, among Toyota Motor Credit Corporation, Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and The Bank of New York Mellon

4.2
Amended and Restated Note Agency Agreement, dated September 12, 2014, among Toyota Motor Credit Corporation, The Bank of New York Mellon (Luxembourg) S.A. and The Bank of New York Mellon, acting through its London branch